                                                              File No. 811-04981

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      MORGAN GRENFELL SMALLCAP FUND, INC.
                      -----------------------------------
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid: __________________________________________
      2)   Form, Schedule or Registration Statement No.:_____________________
      3)   Filing Party: ____________________________________________________
      4)   Date Filed: ______________________________________________________

                      MORGAN GRENFELL SMALLCap FUND, INC.
                                885 Third Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MORGAN GRENFELL SMALLCap FUND, INC.:

  The Annual Meeting of Shareholders of Morgan Grenfell SMALLCap Fund, Inc. will be held on Tuesday, April 18, 2000 at 9:30 a.m. at 885 Third Avenue, 32nd Floor, New York, New York for the following purposes:

  (1) To elect as a director of the Fund: Audrey M.T. Jones;

  (2) To ratify the selection of KPMG LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 2000; and

  (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

  Shareholders of record at the close of business on February 14, 2000 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

  It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured thereby saving your Fund the expense of additional proxy solicitations.

                                              By order of the Board of Directors
                                                    Fran Pollack-Matz, Secretary

March 13, 2000

--------------------------------------------------------------------------------
Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United
States.

--------------------------------------------------------------------------------

                      MORGAN GRENFELL SMALLCap FUND, INC.

                               885 Third Avenue
                           New York, New York 10022
                                (212) 230-2600

-------------------------------------------------------------------------------
                                PROXY STATEMENT

-------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the board of directors of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund"). Proxies will be voted at the Annual Meeting of Shareholders of the Fund to be held on April 18, 2000 (the "Meeting"), and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is being first mailed to shareholders on or about March 13, 2000.

  The Fund's Annual Report for the year ended December 31, 1999 was mailed to shareholders on February 28, 2000. Copies of the Fund's most recent annual report are available without charge upon request made in writing to Morgan Grenfell, or by telephone to 1-800-550-6426.

  As of February 14, 2000 there were 9,802,054 issued and outstanding shares of common stock of the Fund. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on February 14, 2000 will be entitled to vote at the Meeting.

                                  Proposal 1

                             ELECTION OF DIRECTORS

  Under the provisions of the Fund's articles and by-laws, the directors are divided into three classes. It is intended that proxies not limited to the contrary will be voted in favor of Ms. Audrey M.T. Jones as a director of the class whose term is set to expire at the 2003 Annual Meeting (or special meeting in lieu thereof). Ms. Jones presently serves as a director of the Fund and has consented to being nominated herein and has indicated a willingness to serve if elected. The Board of Directors of the Fund knows of no reason why Ms. Jones would be unable to serve. However, if she should be unable to serve, the proxies received will be voted for any other person designated to replace the nominee by the Board of Directors. The by-laws of the Fund state that a person receiving a plurality of the votes cast shall be elected as director.

  The following table presents certain information regarding the directors (including the nominee), indicating their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a director's or nominee's name indicates that he or she is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") through his or her position with the Fund's investment advisor, Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (the "Advisor"), 885 Third Avenue, New York, New York, 10022. The Fund's administrator is also Deutsche Asset Management, Inc.

                       INFORMATION CONCERNING DIRECTORS

Name, Age and                                                         First             Shares of   Percent
Position                                                             Became a   Term      Fund        of
With the Fund               Business Experience and Directorships    Director Expiring Owned/(1)/  Class/(2)/
-------------            ------------------------------------------- -------- -------- ----------  ----------
Audrey M.T. Jones*/(3)/  Managing Director, Director, Portfolio        1999     2003     9,760       0.099%
Age 54, President and    Manager, Deutsche Asset Management.
Director; Nominee

Robert E. Greeley        President, Page Mill Asset Management         1987     2002     1,270       0.013%
Age 68, Director         (1986 to present); Manager, Corporate
                         Investments, Hewlett Packard (1979-1991).

Joseph J. Incandela,     Private Investor (January 1999 to present);   1990     2002       527       0.005%
Age 53, Chairman         Partner/Managing Director, Thomas H.
and Director             Lee Co. (1992 to 1998).

Richard D. Wood,         Consultant (October 1994 to present);         1987     2001    29,820       0.304%
Age 60, Director         Chairman and President, Optical Radiation
                         Corp. (1969 to October 1994).

--------
  /(1)/ Shows all shares of Fund's common stock owned on February 14, 2000 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers. All directors and officers as a group owned less than 1% of Fund shares.

  /(2)/ Shows percentage of shares owned on February 14, 2000.

  /(3)/ Ms. Jones was appointed to fill the vacancy created by James T. Minnick's resignation. She replaced Mr. Minnick as a director whose term was set to expire at the Year 2000 annual meeting.

Information Concerning Committees and Meetings of Directors

  The board of directors of the Fund met four times during the fiscal year ended December 31, 1999 and each director attended at least 75% of the meetings of the board and meetings of the committees on which such director served.

  Ms. Amy M. Olmert and Mr. Charles A. Rizzo comprise the Valuation Committee, which was formed to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley, Wood and Incandela. Mr. Wood serves as Chairman of the Audit Committee. An Audit Committee meeting was held on April 28, 1999 to make recommendations to the board as to the firm of independent accountants to be selected, to review the methods, scope and result of audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The directors have a Special Nominating Committee consisting of the directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Advisor (the "Disinterested Directors"). The Special Nominating Committee is charged with the duty of making all nominations for disinterested members of the board of directors to the directors. Shareholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action.

Compensation of Directors and Officers

  The Fund pays no compensation to the Fund's officers. None of the Fund's directors or officers has engaged in any financial transactions with the Fund or the Advisor.

  The following table sets forth all compensation paid to the Fund's directors as of the Fund's most recent fiscal year:

                          Aggregate     Pension or Retirement   Total Compensation from
                         Compensation  Benefits Accrued as Part  Fund and Other Funds
Name of Director        from the Fund*    of Fund's Expenses         in Complex**
----------------        -------------- ------------------------ -----------------------
Audrey M.T. Jones                0                 0                          0
Robert E. Greeley          $15,500                 0                    $15,500
Joseph J. Incandela        $15,500                 0                    $15,500
Richard D. Wood            $16,000                 0                    $16,000
Patrick W.W. Disney***           0                 0                          0
James T. Minnick***              0                 0                          0

--------
  * As of the Fund's fiscal year end, December 31, 1999.
 ** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Advisor.
*** Messrs. Disney and Minnick resigned from the Board in 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR.

                                  Proposal 2

                         RATIFICATION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  Pursuant to the Investment Company Act, at a meeting on February 18, 2000 called for such purpose, the board of directors of the Fund, including all of the Disinterested Directors, unanimously selected KPMG LLP as independent certified public accountants for the Fund's fiscal year ending December 31, 2000. The Fund has been advised that KPMG LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

  Audit services performed by KPMG LLP for the Fund during the fiscal year ended December 31, 1999 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

  Representatives of KPMG LLP are not expected to be present at the meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

Vote Required

  The approval of Proposal 2 requires the affirmative vote of a majority of the total number of votes entitled to be cast on the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                            ADDITIONAL INFORMATION

Principal Holders

  As of February 14, 2000, to the knowledge of the Fund, the following shareholders owned beneficially or of record more than 5% of the outstanding shares of the Fund.

Title
of               Name and Address of           Amount and Nature of
Class              Beneficial Owner            Beneficial Ownership Percent of Class
-----   -------------------------------------- -------------------- ----------------
Common  Deep Discount Advisors, Inc.           1,596,700 shares           16.3%
 Stock  One West Pack Square, Suite 777        Beneficial Ownership
        Asheville, NC 28801
Common  Ron Olin Investment Management Company 842,400 shares              8.6%
 Stock  One West Pack Square, Suite 777        Beneficial Ownership
        Asheville, NC 28801

Executive Officers

  The following table sets forth information with respect to the executive officers of the Fund who are not directors. Each officer is elected annually by the board of directors of the Fund and serves until the officer's successor is elected and qualified, or until the officer's death, resignation or removal by the board. Unless otherwise indicated, the business address of the individuals named below is One South Street, Baltimore, MD 21202.

                                                                       Shares
 Name and Position               Principal Occupation(s) During Past  of Fund
 with Fund                       Five Years                           Owned/(1)/
 -----------------               -----------------------------------  ----------
 John P. Callaghan               Portfolio Manager, Deutsche Asset       0
 Executive Vice President;       Management (formerly Morgan
 Age, 42                         Grenfell Inc.) (1997 to present);
 885 Third Avenue                Portfolio Manager, Odyssey Partners
 New York, NY 10022              (1996 to 1997); Partner and Principal;
                                 Weiss Peck & Greer (1993 to 1996).

 Edward J. Veilleux              Executive Vice President,               0
 Vice President                  Investment Company Capital Corp.
 Age, 56                         (April 1996 to present); Director,
                                 Deutsche Asset Management (formerly
                                 BT Alex. Brown Inc.) (October 1965
                                 to present).

 Amy M. Olmert                   Vice President, Deutsche Asset          0
 Treasurer                       Management (formerly BT Alex.
 Age, 36                         Brown Inc.) (1997 to present);
                                 Senior Manager, PricewaterhouseCoopers
                                 LLP (1988-1997).

 Joseph Parascondola             Assistant Vice President, Deutsche      0
 Assistant Treasurer;            Asset Management (January 1999 to
 Age, 36                         present); Assistant Vice President,
 150 South Independence Square   Weiss, Peck & Greer (1995 to 1998).
 West
 Philadelphia, PA 19106

 Fran Pollack-Matz               Vice President, Deutsche Asset          0
 Secretary                       Management (formerly BT Alex.
 Age, 38                         Brown Inc.) (1998 to present);
                                 Senior Attorney, Securities and
                                 Exchange Commission (1992 to 1998).

  /(1)/ Shows all shares of the Fund's common stock owned on February 14, 2000 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the officers.


                                OTHER BUSINESS

  As of the date of this Proxy Statement, the board of directors is not aware of any matters that are to be presented for action at the Meeting other than those described previously. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

  Proposals of shareholders which are intended to be presented at the next Annual Shareholders' Meeting must be received in writing by the Fund at 885 Third Avenue, New York, New York 10022 no later than November 5, 2000.

                       PROXIES AND VOTING AT THE MEETING

  Shareholders who executed proxies may revoke them at any time before they are voted by written notice to the secretary of the Fund or by casting a vote in person at the Meeting. All valid proxies received prior to the meeting, or any adjournment or adjournments thereof, will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as director of the nominee named in Proposal 1 and for the ratification of KPMG LLP as the Fund's independent certified public accountants as set forth in Proposal 2 and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of either of Proposals 1 or 2 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for Proposals 1 and 2 in favor of such an adjournment, and will vote those proxies entitled to be voted against Proposals 1 and 2 against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

  Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has no effect in determining whether the nominee in Proposal 1 has been elected, but has the same effect as a vote against Proposal 2. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to such proposal and are not considered to be votes cast. Accordingly, broker non-votes have no effect on the voting in determining whether the nominee in Proposal 1 has been elected and, because shares represented by non-votes are considered outstanding shares, have the same effect as a vote against Proposal 2.

                                    GENERAL

  The Fund will pay the cost of preparing, assembling and mailing the material in connection with the solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or telegraph.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                            MORGAN GRENFELL SMALLCap FUND, INC.

Morgan Grenfell SMALLCap Fund, Inc.

                         885 Third Avenue - 32nd Floor
                           New York, New York 10022

                 ANNUAL MEETING OF SHAREHOLDERS APRIL 18, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Fran Pollack-Matz and Edward J. Veilleux, and each of them, the proxies of the undersigned with power of substitution to each of them, to vote all shares of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund located at 885 Third Avenue, 32nd Floor, New York, New York 10022 on Friday, April 18, 2000 at 9:30 a.m. (eastern time) and any adjournment or adjournments thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


                        MORGAN GRENFELL SMALLCAP FUND, INC.
                        P.O. BOX 11377
                        NEW YORK, N.Y. 10203-0377


(Continued, and to be dated and signed on the other side.)

1. To elect one (1) Director to the Fund's Board of Directors to serve until the Fund's Annual Meeting in 2003.
   The nominee is Audrey M.T. Jones

   FOR the nominee   [ ]                    VOTE WITHHELD for the nominee
                                             named above     [ ]


2. To ratify the selection of KPMG LLP as Independent Certified
   Public Accountants for the fiscal year ending December 31, 2000.


   FOR | |    AGAINST | |    ABSTAIN | |


                           Address Change and/or
                           Comments Mark Here     | |

                           Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated:                                          2000
                                  -----------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------
                                    (Signature(s) of Shareholder(s))

                           Votes MUST be indicated (x) in Black or Blue
                           Sign, Date and Return this Proxy in the Enclosed
                           Envelope. ink.                                   | |